UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

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☐           Definitive Proxy Statement

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☐           Soliciting Material Under Rule 14a-12

TELEPHONE AND DATA SYSTEMS, INC.
(Name of Registrant as Specified in Its Charter)

GAMCO ASSET MANAGEMENT INC. MARIO J. GABELLI PHILIP T. BLAZEK WALTER M. SCHENKER
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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PRELIMINARY COPY SUBJECT TO COMPLETION
DATED MARCH 27, 2014

GAMCO ASSET MANAGEMENT INC.

___________________, 2014

Dear Fellow Shareholder:

GAMCO Asset Management Inc. and the other participants in this solicitation (collectively, “GAMCO” or “we”) are the beneficial owners of an aggregate of 8,236,662 shares of common stock, $.01 par value per share (the “Common Shares”), of Telephone and Data Systems, Inc., a Delaware corporation (the “Company” or “TDS”), representing approximately 8.11% of the outstanding Common Shares.  For the reasons set forth in the attached Proxy Statement, we are seeking representation on the Board of Directors of the Company (the “Board”).  We are seeking your support at the annual meeting of shareholders scheduled to be held at The Standard Club, 320 S. Plymouth Court, Chicago, Illinois 60604 on Thursday, May 22, 2014 at 10:00 a.m. Chicago time, including any adjournments or postponements thereof and any meeting which may be called in lieu thereof (the “Annual Meeting”), for the following:

1.           To elect GAMCO’s two (2) director nominees, Philip T. Blazek and Walter M. Schenker (each a “Nominee” and, collectively, the “Nominees”), to serve until the 2015 annual meeting of shareholders and until their respective successors are duly elected and qualified;

2.           To consider and ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2014;

3.            To consider and approve (i) an amendment of TDS’ 2011 Long-Term Incentive Plan to authorize 5 million additional Common Shares for issuance under the plan and (ii) the material terms of the performance goals under such plan;

4.           To approve, on an advisory basis, the compensation of the Company’s named executive officers (commonly known as “Say-on-Pay”); and

5.           To transact such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

We believe that the Company is in urgent need of fresh perspective and a focus on enhancing shareholder value, which, we believe, the Nominees will provide.  The Nominees do not have specific plans for the Company.

We are seeking to add two representatives on the Board to ensure that the interests of the shareholders, the true owners of the Company, are appropriately represented in the boardroom.  There are currently twelve directors serving on the Board with terms expiring at the Annual Meeting. Four of those directors are to be elected by the holders of Common Shares and eight directors are to be elected by the holders of Series A Common Shares and Preferred Shares of the Company. Through the attached Proxy Statement and enclosed BLUE proxy card, we are soliciting proxies to elect the Nominees. By voting on the BLUE proxy card, a shareholder will be voting for GAMCO’s Nominees only.  GAMCO does not have the power to exercise discretionary authority to fill the other Board positions.  The BLUE proxy card does not confer voting power with respect to any of the Company’s director nominees.  Shareholders voting for GAMCO’s Nominees on the BLUE proxy will be disenfranchised with respect to the election of ten other directors. There is no assurance that any of the Company’s nominees will serve as directors if all or some of our Nominees are elected.

We urge you to carefully consider the information contained in the attached Proxy Statement and then support our efforts by signing, dating and returning the enclosed BLUE proxy card today.  The attached Proxy Statement and the enclosed BLUE proxy card are first being furnished to the shareholders on or about _________, 2014.

If you have already voted for the incumbent management slate, you have every right to change your vote by signing, dating and returning a later dated proxy.

If you have any questions or require any assistance with your vote, please contact GAMCO at our address listed below.

Thank you for your support.

/s/ Mario J. Gabelli

Mario J. Gabelli
GAMCO Asset Management Inc.

If you have any questions, require assistance in voting your BLUE proxy card, or need additional copies of GAMCO’s proxy materials,
please contact GAMCO at the phone number listed below.

GAMCO ASSET MANAGEMENT INC.

ONE CORPORATE CENTER

RYE, NEW YORK 10580

(800) 422-3554

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED MARCH 27, 2014

2014 ANNUAL MEETING OF SHAREHOLDERS
OF
TELEPHONE AND DATA SYSTEMS, INC.
_________________________

PROXY STATEMENT
OF
GAMCO ASSET MANAGEMENT INC.
_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED BLUE PROXY CARD TODAY

GAMCO Asset Management Inc., Mario J. Gabelli and certain of their affiliates (collectively, “GAMCO” or “we”) are significant shareholders of Telephone and Data Systems, Inc., a Delaware corporation (the “Company” or “TDS”), owning in the aggregate approximately 8.11% of the outstanding Common Shares, $.01 par value per share (the “Common Shares”), of the Company.  We are seeking to add two representatives on the Board of Directors of the Company (the “Board”) because we believe that the Board could be improved by the addition of directors who have strong, relevant backgrounds and who are committed to fully exploring all opportunities to unlock shareholder value.  We are seeking your support at the annual meeting of shareholders scheduled to be held at The Standard Club, 320 S. Plymouth Court, Chicago, Illinois 60604 on Thursday, May 22, 2014 at 10:00 a.m. Chicago time (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”), for the following:

1.           To elect GAMCO’s two (2) director nominees, Philip T. Blazek and Walter M. Schenker (each a “Nominee” and, collectively, the “Nominees”), to serve until the 2015 annual meeting of shareholders and until their respective successors are duly elected and qualified;

2.           To consider and ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2014;

3.           To consider and approve (i) an amendment of TDS’ 2011 Long-Term Incentive Plan to authorize 5 million additional Common Shares for issuance under the plan and (ii) the material terms of the performance goals under such plan;

4.           To approve, on an advisory basis, the compensation of the Company’s named executive officers (commonly known as “Say-on-Pay”); and

5.           To transact such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

As of the date hereof, GAMCO and its affiliates collectively own 8,236,662 Common Shares, constituting approximately 8.11% of the outstanding Common Shares.  We intend to vote such Common Shares FOR the election of the Nominees, FOR the ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants, AGAINST the approval of the amendment of TDS’ 2011 Long-Term Incentive Plan and approval of performance goals, and ABSTAIN on the approval of the advisory Say-on-Pay proposal.

The Company has set the close of business on March 28, 2014 as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”).  The mailing address of the principal executive offices of the Company is 30 North LaSalle Street, Suite 4000, Chicago, Illinois 60602.  The Company has three classes of stock whose holders are entitled to vote at the Annual Meeting: Common Shares, Series A Common Shares and Preferred Shares. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting.  According to the Company, as of the Record Date, there were ___________ Common Shares outstanding,  _________ Class A Common Shares outstanding and ____________ Preferred Shares outstanding.  The holders of the Common Shares, Series A Common Shares and Preferred Shares vote together on all matters except the election of directors.  In the election of directors holders of Series A Common Shares and Preferred Shares vote together to elect eight directors and the holders of the Common Shares vote to elect four directors.  The Series A Common Shares are entitled to ten votes per share and each of the Common Shares and Preferred Shares are entitles to one vote per share.

THIS SOLICITATION IS BEING MADE BY GAMCO AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF THE COMPANY.  WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS SET FORTH IN THIS PROXY STATEMENT.  SHOULD OTHER MATTERS, WHICH GAMCO IS NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED BLUE PROXY CARD WILL VOTE ON SUCH MATTERS IN OUR DISCRETION.

GAMCO URGES YOU TO SIGN, DATE AND RETURN THE BLUE PROXY CARD IN FAVOR OF THE ELECTION OF THE NOMINEES.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT BY SIGNING, DATING AND RETURNING THE ENCLOSED BLUE PROXY CARD.  THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS.  ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting—This Proxy Statement and our BLUE proxy card are available at
[_______________________]

______________________________

IMPORTANT

Your vote is important, no matter how few Common Shares you own.  GAMCO urges you to sign, date, and return the enclosed BLUE proxy card today to vote FOR the election of the Nominees and in accordance with GAMCO’s recommendations on the other proposals on the agenda for the Annual Meeting.

•           If your Common Shares are registered in your own name, please sign and date the enclosed BLUE proxy card and return it to GAMCO in the enclosed postage-paid envelope today.

•           If your Common Shares are held in a brokerage account or bank, you are considered the beneficial owner of the Common Shares, and these proxy materials, together with a BLUE voting form, are being forwarded to you by your broker or bank.  As a beneficial owner, you must instruct your broker, trustee or other representative how to vote.  Your broker cannot vote your Common Shares on your behalf without your instructions.

•           Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet.  Please refer to the enclosed voting form for instructions on how to vote electronically.  You may also vote by signing, dating and returning the enclosed voting form.

Since only your latest dated proxy card will count, we urge you not to return any proxy card you receive from the Company.  Even if you return the management proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us.  Remember, you can vote for our Nominees only on our BLUE proxy card.  So please make certain that the latest dated proxy card you return is the BLUE proxy card.

GAMCO ASSET MANAGEMENT INC. ONE CORPORATE CENTER RYE, NEW YORK 10580 (800) 422-3554

Background to the Solicitation

The following is a chronology of material events leading up to this proxy solicitation.

•
GAMCO has been a major shareholder of the Common Shares of TDS on behalf of our clients for many years. GAMCO and certain of its affiliates initially filed a Schedule 13D with respect to their ownership of securities of the Company on February 27, 1998.

•
On April 29, 2009, GAMCO and TDS entered into a settlement agreement pursuant to which the Board nominated two individuals nominated by GAMCO, Clarence A. Davis and Gary L. Sugarman, for election as directors by the holders of publicly-traded Common Shares at the 2009 Annual Meeting of shareholders.

•
On February 14, 2013, GAMCO delivered a nomination letter to the Company, in accordance with the requirements of the Company’s Restated Bylaws (the “Bylaws”) with respect to its nomination of Ryan J. Morris for election as director of the Company at the 2013 Annual Meeting of shareholders.

•
On December 5, 2013, GAMCO delivered a letter to the Company informing the Company that GAMCO may submit recommendations for one or more individuals for election as directors of the Company at the Annual Meeting.

•
On December 6, 2013, Mr. Gabelli met with representatives of TDS, specifically LeRoy T. Carlson, Jr., President and CEO, Jane W. McCahon, Vice President—Investor Relations and Corporate Secretary, and Peter L. Sereda, Senior Vice President—Finance and Treasurer, to discuss matters relating to the business of TDS and its subsidiaries.

•
On February 20, 2014, GAMCO delivered a nomination letter to the Company, in accordance with the requirements of the Bylaws, with respect to its nomination of Messrs. Blazek and Schenker for election as directors of the Company at the Annual Meeting.

•
On February 21, 2014, on behalf of the Nominating Committee, the Nominees were asked to provide their consent to TDS conducting background checks on them.  The Nominees provided such consents as requested.

•
On February 25, 2014, the Nominees were asked to make themselves available for a phone interview.  On February 28, 2014, GAMCO responded on behalf of the Nominees that it will be happy to make the Nominees available once the Company has shown commitment to a productive change on the Board by agreeing to a mutually-agreeable framework on Board composition.

•
In response to a repeated request for interviews, on March 3, 2014, GAMCO once again stated that the Nominating Committee had been provided with all information required to be provided with respect to nominees under the Company’s Bylaws, which includes all information required to be disclosed of directors in connection with a proxy solicitation and the Nominees will be happy to interview with the Nominating Committee once a decision on their appointment has been made as the Nominating Committee and Board have been provided with all information they should need to make their decisions.

•
On March 17, 2014, Walter Carlson telephoned Mr. Gabelli to ask that GAMCO withdraw its candidates without making any offer to reconstitute the Board to include any of the GAMCO nominees or otherwise improve Board composition.

REASONS FOR THE SOLICITATION

We believe that urgent change is needed on the Board of TDS.  We have little confidence that the Board, as currently composed, is committed to taking the steps necessary to enhance shareholder value at the Company.  Therefore, we are soliciting your support to elect our Nominees at the Annual Meeting, who we believe would bring significant and relevant experience, new insight and fresh perspectives to the Board.

We Are Concerned with the Company’s Prolonged Stock and Operating Underperformance

TDS’ stock performance has lagged far behind the market and peers. TDS’ cumulative Total Stockholder Return (TSR) (stock price appreciation plus dividends) during the previous five years compares very poorly to the returns of the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones U.S. Telecommunications Index.1

Source: TDS Form 10-K for the fiscal year ended December 31, 2013.

TDS stock has declined 4% since 2008 and 18% since 2010.  In comparison, the S&P 500 Index had a total return of 128% since 2008 and 57% since 2010 while the Dow Jones U.S. Telecommunications Index had a total return of 82% since 2008 and 41% since 2010.

	2008	2009	2010	2011	2012	2013
Telephone and Data Systems Common Shares (NYSE: TDS)	$100	$108.43	$118.33	$85.32	$80.97	$96.31
S&P 500 Index	100	126.46	145.51	148.59	172.37	228.19
Dow Jones U.S. Telecommunications Index	100	109.85	129.35	134.48	159.75	182.32
Note: Assumes $100.00 invested at the close of trading on the last trading day preceding the first day of 2008, in TDS Common Shares, S&P 500 Index and the Dow Jones U.S. Telecommunications Index.
Source: TDS Form 10-K for the fiscal year ended December 31, 2013.

1 As of December 31, 2013, the Dow Jones U.S. Telecommunications Index was composed of the following companies: AT&T Inc., CenturyLink Inc., Crown Castle International Corp., Frontier Communications Corp., Level 3 Communications Inc., NII Holdings Inc., SBA Communications Corp., Sprint Corp., T-Mobile US Inc., Telephone and Data Systems, Inc. (TDS), TW Telecom, Inc., Verizon Communications Inc., and Windstream Holdings, Inc.

TDS’ operating performance has also lagged behind peers. EBITDA margin at TDS’ largest business, U.S. Cellular, declined from 22.0% in 2009 to 12.2% in 2013 and was significantly lower than peer average in each of the last five years. (Peer group includes Verizon Wireless, AT&T Mobility, Sprint, T-Mobile US, MetroPCS, Leap Wireless).

Wireless EBITDA margin	2009	2010	2011	2012	2013
US Cellular	22.0%	18.8%	19.6%	18.1%	12.2%
Peer average	27.8%	27.6%	25.9%	26.7%	25.4%

Wireless EBITDA margin	2009	2010	2011	2012	2013
Verizon Wireless	39.5%	41.1%	37.8%	39.2%	42.2%
AT&T Mobility	37.1%	37.1%	34.2%	35.1%	36.3%
Sprint Nextel	18.7%	15.8%	14.1%	12.7%	15.1%
T-Mobile USA	27.5%	25.7%	24.8%	24.8%	19.6%
MetroPCS	26.1%	27.8%	26.6%	29.6%
Leap Wireless	17.8%	18.1%	17.8%	18.9%	13.6%
Peer average	27.8%	27.6%	25.9%	26.7%	25.4%

We Are Concerned with the Company’s Poor Capital Allocation Record over the Past 5 Years

Over the last 5 years (i.e. 2009 through 2013), TDS Telecom, has spent $831 million on capital expenditures and $530 million on acquisitions (including $264 million on a cable acquisition, $252 million on purchases of companies in the Hosted & Managed Services (HMS) area, and $14 million on ILEC (independent local exchange carrier) and other wireline acquisitions).

Despite spending $1.36 billion of shareholder funds on capital expenditures and acquisitions during 2009-2013, TDS Telecom’s EBITDA has declined by 17.6% from $302.2mm in 2008 to $249.1 million in 2013.

We Believe TDS is Significantly Undervalued

We believe that TDS has a valuable business with many strategic options to realize and grow shareholder value.  However, we also believe that the stock’s current low valuation is a clear reflection of investors losing confidence in the Company’s prospects under its current leadership.  Subtracting the value of the Company’s 84.1% interest in U.S. Cellular implies a mere 1.0x EV/EBITDA valuation for TDS Telecom. While we are not focused on short term stock price fluctuations, this is a situation that has persisted for an extended period of time.  For a business as capital-intensive as TDS, such a discount to fair value limits the strategic options for the business by imposing a noncompetitive cost of capital.

TDS shares o/s		108.1
Market Price		$25.02
TDS - Equity Market Cap		2,721
Less: value of TDS’ stake in USM (mark-to-market)
USM shares owned by TDS (84.1%)	70.8
USM market price	$39.97	(2,829)
Add: Net debt & preferred (ex-USM)		356
TDS Telecom implied segment value		248
2013A EBITDA - TDS Telecom		249
Implied Valuation Multiple		1.0	x

We strongly urge the Company’s Board to consider various financial engineering steps (including a buy in of the minority interest in U.S. Cellular) that could surface value for all shareholders of TDS.

We Question Whether TDS’ Current Capitalization is in the Best Interests of Shareholders

The Company has Series A Common Shares with 10 votes per share, whose holders elect 8 out of 12 directors that comprise the entire Board. The aggregate percentage voting power of the Series A Common Shares on matters other than the election of directors is capped at 56.7%. The Company’s Common Shares with 0.54 votes per share, elect only 4 out of 12 directors.  The aggregate percentage voting power of the Common Shares on matters other than the election of directors is capped at 43.3%.

A voting trust representing the ownership interest of the Carlson family (the “TDS Voting Trust”) owns 6.8 million Series A Common Shares (out of 7.2 million outstanding) and 6.1 million Common Shares (out of 101.6 million outstanding). The TDS Voting Trust’s ownership represents an 11.9% economic interest, 56.3% voting power in matters other than election of directors (with 53.7% related to ownership of Series A Common Shares and 2.6% related to ownership of Common Shares), 94.7% voting power in the election of 8 out of 12 directors, and 6.0% voting power in election of the other 4 directors.

According to the independent voting report of Intuitional Shareholders Services (“ISS”), at the 2012 annual meeting, a shareholder proposal requesting that the Board take steps to adopt a plan for all of the Company’s outstanding stock to have one vote per share received support from over 31% of votes cast. A similar proposal received approximately 34% support in 2011. While we recognize that this proposal failed to achieve the requirement of a majority of the share entitled to vote on the proposal, we note that this proposal did receive significant support from shareholders other than the TDS Voting Trust, which beneficially owns a class of stock entitled to ten votes per share.

We believe that allowing one vote per share generally operates as a safeguard for common shareholders by ensuring that those who hold a significant minority of shares are able to weigh in on issues set forth by the Board, especially with respect to Board election and composition. In our view, elimination of the dual-voting class structure creates an even playing field for all shareholders, as well as a Board that is more responsive to all shareholders.

We Have Concerns that TDS Has Not Historically Pursued a Shareholder-Friendly Strategy

In 2007, TDS received an approximately $100/share buyout offer from a “well-resourced, strategic acquirer” as disclosed in a Schedule 13D amendment filed by Southeastern Asset Management, Inc. with the SEC on May 15, 2008.  This offer was rejected by the Board and neither the offer nor any of the Board’s deliberations were disclosed to shareholders by TDS.

In 2005, TDS issued special common shares to use as a currency for acquisitions (including a possible buy in of U.S. Cellular shares not owned by TDS).  These special common shares with limited voting rights traded at a persistent discount to the Common Shares, and we believe limited (rather than added to) TDS’ strategic options due to the resulting uncompetitive cost of capital and reluctance of investors to accept unequal economic and voting interests.  These special common shares were retired in 2012 and as a result of the common equity restructuring the Company locked in a “high-water mark” voting advantage for the TDS’ super-voting shares at the expense of the shareholders of Common Shares.

OUR TWO NOMINEES HAVE THE EXPERIENCE, QUALIFICATIONS AND OBJECTIVITY NECESSARY TO FULLY EXPLORE AVAILABLE OPPORTUNITIES TO UNLOCK VALUE FOR SHAREHOLDERS

As TDS’ largest common shareholder, we have heightened concerns that the Board lacks the objectivity necessary to act in the best interests of shareholders.  We have identified two highly qualified, independent directors who we believe will bring a fresh perspective into the boardroom and would be extremely helpful in evaluating and executing on initiatives to unlock value at the Company.  Further, we believe TDS’ continued underperformance and undervaluation warrant the addition of a direct shareholder representative on the Board to ensure that all decisions are made with the best interests of all shareholders as the primary objective.

Philip T. Blazek. Mr. Blazek has vast financial, strategic and investment experience working with companies in a wide range of industries. GAMCO believes that Mr. Blazek brings extensive investment experience and will be an invaluable addition to the Board that will help improve effective oversight of the Company and strengthen the Board’s focus on enhancing shareholder value.

Walter M. Schenker. Mr. Schenker has extensive investment expertise built over more than 40 years of experience in the investment business.  Mr. Schenker brings deep knowledge of many aspects of public company investing including accounting, financial reporting, capital allocation, strategic transactions and investor relations.  GAMCO believes that the Board will greatly benefit from Mr. Schenker’s public company investment experience and that his addition will help the Board unlock shareholder value.

PROPOSALS NO. 1

ELECTION OF DIRECTORS

The Board is currently composed of twelve directors, four of whom are elected by the holders of Common Shares, and eight of which are elected by the holders of Series A Common Shares and Preferred Shares voting together as a class. Directors of the Company are elected annually.  We are seeking your support at the Annual Meeting to elect our two Nominees, Philip T. Blazek and Walter M. Schenker. Your vote to elect the Nominees will have the legal effect of replacing two incumbent directors of the Company with the Nominees.  If elected, the Nominees will represent a minority of the members of the Board and therefore it is not guaranteed that they will have the ability to enhance shareholder value.

THE NOMINEES

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, offices, or employments for the past five years of the Nominees.  The nomination was made in a timely manner and in compliance with the applicable provisions of the Company’s governing instruments.  The specific experience, qualifications, attributes and skills that led us to conclude that the Nominees should serve as director of the Company is set forth above in the section entitled “Reasons for the Solicitation.”  This information has been furnished to us by the Nominees.  Both of the Nominees are citizens of the United States of America.

Philip T. Blazek, age 46, has served as the President and Principal Executive Officer of Special Diversified Opportunities Inc. (OTC Markets: SDOI) leading this public company through the sale of its former operating business and the strategic alternatives process to deploy its cash, since May 2013.  Mr. Blazek served as Managing Director at Korenvaes Management LLC, a family office firm focused on deep value debt and equity investments, from February 2012 until the firm’s founder closed the fund for personal reasons in July 2012.  From 2008 through January 2012, Mr. Blazek was President and Chief Investment Officer of Blazek Crow Holdings Capital, LP, an equity small-cap value investment fund he founded with the Crow Holdings Family Office. From 2005 to 2008, he served as a Partner of Greenway Capital, LP, an investment firm focused on providing new capital and actively working with managements of small-cap public companies.  Mr. Blazek’s investment banking advisory tenure included the Mergers & Acquisitions Group of Wasserstein Perella (and successor Dresdner Kleinwort Wasserstein) from 1996 to 2004 and the Telecom/Media/Technology Group in the Investment Banking Division of Goldman Sachs from 1991 to 1994.  He previously served on the board of directors of State Wide Aluminum, an Elkhart, Indiana supplier to the auto industry, from January 2000 to December 2001.  Mr. Blazek received an Economics degree at Harvard University in 1990 and MBA degree at Harvard Business School in 1996.  He is a Chartered Financial Analyst.

GAMCO believes the Board will benefit from Mr. Blazek’s breadth of experience working with management teams, of both larger mature and smaller growth companies, regarding corporate strategy, allocation of capital, financial and strategic transactions, and business model improvements and transformations.  Furthermore, Mr. Blazek has invested in or advised numerous communications and technology services throughout his career, including co-heading the technology services M&A group at Dresdner Kleinwort Wasserstein from 2001 to 2004 and completing numerous transactions with related companies, including Electronic Data Systems (now Hewlett Packard), Alliance Data Systems, Crown Media Cable and GTE (now Verizon).

Walter M. Schenker, age 67, is the sole Principal of MAZ Capital Advisors, LLC, a firm he founded in June 2010, which manages a hedge fund that largely invests on a long term basis in small-cap and mid-cap companies. Mr. Schenker has served as a director of Sevcon, Inc. (NasdaqCM: SEV) since December 2013, where he also serves as a member of its board’s compensation committee. In 1999, Mr. Schenker co-founded Titan Capital Management, LLC, a registered investment advisor and hedge fund, where he remained until his partner’s retirement in June 2010.  In 2007, Titan Capital Management, LLC, TCMP3 Partners, L.P., its general partner, TCMP3 Capital, LLC, its investment manager, and portfolio managers Steven E. Slawson and Mr. Schenker agreed to a settlement with the SEC in connection with unregistered securities offerings, which are commonly referred to as “PIPEs” (Private Investment in Public Equity), without admitting or denying the allegations. During the 1970’s and 1980’s, Mr. Schenker was employed with a number of leading brokerage/investment banks as well as money management firms, including Lehman Brothers, Drexel Burham Lambert, Steinhardt Partners, Bear Stearns, Gabelli & Company, Inc., and Glickenhaus & Company. Mr. Schenker has worked in the investment business for over 40 years.  In the course of his career, Mr. Schenker has worked with public and private companies to advise and assist with raising capital.  Mr. Schenker has been the lead plaintiff in securities class actions, and is knowledgeable on corporate governance issues. Mr. Schenker graduated from Cornell University, with a Bachelor of Arts degree, and received a Masters in Business Administration from Columbia University.

GAMCO believes that Mr. Schenker’s vast experience in accounting, financial reporting, capital allocation, strategic transactions and investor relations will enhance the Board’s ability to deliver increased shareholder value.

The principal business address of Mr. Blazek is c/o Special Diversified Opportunities Inc., 500 Crescent Court, Suite 230, Dallas, TX, 75201. The principal business address of Mr. Schenker is c/o MAZ Capital Advisors, LLC, 1130 Route 46, Suite 22, Parsippany, NJ, 07054.

As of the date hereof, neither of Messrs. Blazek or Schenker own beneficially or of record any securities of the Company, nor have they made any purchases or sales of any securities of the Company in the past two years.

There are no arrangements or understandings between GAMCO or any of its affiliates or clients and any of the Nominees or any other person or persons pursuant to which the nomination of the Nominees described herein is to be made, other than the consent by each of the Nominees to be named in this Proxy Statement and to serve as a director of the Company if elected as such at the Annual Meeting.  None of the Nominees is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material pending legal proceedings.

Each Nominee presently is, and if elected as a director of the Company would be, an “independent director” within the meaning of (i) applicable NYSE listing standards applicable to board composition, including Rule 5605(a)(2) and (ii) Section 301 of the Sarbanes-Oxley Act of 2002. No Nominee is a member of the Company’s compensation, nominating or audit committee that is not independent under any such committee’s applicable independence standards.

We do not expect that the Nominees will be unable to stand for election, but, in the event that any Nominee is unable to serve or for good cause will not serve, the Common Shares represented by the enclosed BLUE proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Bylaws and applicable law.  In addition, we reserve the right to nominate substitute person(s) if the Company makes or announces any changes to its Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Nominee, to the extent this is not prohibited under the Bylaws and applicable law.  In any such case, Common Shares represented by the enclosed BLUE proxy card will be voted for such substitute nominee(s).  We reserve the right to nominate additional person(s), to the extent this is not prohibited under the Bylaws and applicable law, if the Company increases the size of the Board above its existing size.  Additional nominations made pursuant to the preceding sentence are without prejudice to the position of GAMCO that any attempt to increase the size of the current Board constitutes an unlawful manipulation of the Company’s corporate machinery.

WE URGE YOU TO VOTE FOR THE ELECTION OF THE NOMINEES ON THE ENCLOSED BLUE PROXY CARD.

PROPOSAL NO. 2

RATIFICATION OF PRICEWATERHOUSECOOPERS LLP TO SERVE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As discussed in further detail in the Company’s proxy statement, the Audit Committee of the Board has preliminarily selected PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 and is proposing that shareholders ratify such appointment.

As disclosed in the Company’s proxy statement, this vote is an advisory vote only, and therefore it will not bind the Company, the Board or the Audit Committee. The Company is not required to obtain shareholder ratification of the selection of PricewaterhouseCoopers LLP as its independent registered public accounting firm by its Bylaws or otherwise. However, according to the Company’s proxy statement, should the shareholders fail to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm, the Audit Committee will review whether to retain such firm for the fiscal year ending December 31, 2014.

WE RECOMMEND A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR ITS FISCAL YEAR ENDING DECEMBER 31, 2014 AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

PROPOSAL NO. 3

APPROVAL OF AN AMENDMENT TO TDS’ 2011 LONG-TERM INCENTIVE PLAN AND APPROVAL OF PERFORMANCE GOALS

As discussed in further detail in the Company’s proxy statement, the Board is requesting that shareholders approve an amendment to the 2011 Long-Term Incentive Plan (the “2011 Incentive Plan”).  The 2011 Incentive Plan was initially approved by shareholders of the Company on January 13, 2012 and became effective on January 24, 2012. A total of 6 million Common Shares were authorized for issuance under the 2011 Incentive Plan.

On March 7, 2014, the Board approved an amendment (the “Amendment”) to the 2011 Incentive Plan, subject to shareholder approval. The Amendment would increase the number of Common Shares reserved for issuance under the 2011 Incentive Plan by 5 million Common Shares to 11 million Common Shares.

As further explained in the Company’s proxy statement, the approval of Proposal No. 3 would also constitute approval, for purposes of Section 162(m) of the Internal Revenue Code, of the material terms of the performance goals contained in the 2011 Incentive Plan that are to be used in connection with awards under the 2011 Incentive Plan that are intended to qualify as “performance-based” compensation for purposes of Section 162(m).

In GAMCO’s view, the 5 million additional Common Shares requested under the Amendment to the 2011 Incentive Plan would have a highly dilutive impact on the shareholders of Common Shares and accordingly, GAMCO does not believe support for this Proposal No. 3 is warranted.

WE RECOMMEND A VOTE “AGAINST” THE APPROVAL OF THE AMENDMENT TO TDS’ 2011 LONG-TERM INCENTIVE PLAN AND APPROVAL OF PERFORMANCE GOALS AND INTEND TO VOTE OUR SHARES “AGAINST” THIS PROPOSAL.

PROPOSAL NO. 4

APPROVAL OF ADVISORY VOTE ON EXECUTIVE COMPENSATION

As discussed in further detail in the Company’s proxy statement, the Company is asking shareholders to indicate their support for the compensation of the Company’s named executive officers.  This proposal, commonly known as a “Say-on-Pay” proposal, is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the philosophy, policies and practices described in the Company’s proxy statement.  Accordingly, the Company is asking shareholders to cast an advisory vote approving the compensation of its named executive officers as disclosed in the Compensation Discussion and Analysis section of the Company’s proxy statement.

According to the Company’s proxy statement, the vote on this “Say-on-Pay” proposal is advisory and therefore non-binding on the Company, but the Company will consider the outcome of the vote when making future executive compensation decisions.

WE RECOMMEND A VOTE TO “ABSTAIN” ON THE APPROVAL OF THE NON-BINDING SAY-ON-PAY PROPOSAL AND INTEND TO VOTE OUR SHARES “ABSTAIN” ON THIS PROPOSAL.

VOTING AND PROXY PROCEDURES

Only shareholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting.  Shareholders who sell their Common Shares before the Record Date (or acquire them without voting rights after the Record Date) may not vote such Common Shares.  Shareholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such Common Shares after the Record Date.  Based on publicly available information, GAMCO believes that the outstanding classes of securities of the Company entitled to vote at the Annual Meeting are the Common Shares, Series A Common Shares, and Preferred Shares. The Series A Common Shares are entitled to ten votes per share and each of the Common Shares and Preferred Shares are entitles to one vote per share.

According to the Company’s proxy statement, a Voting Trust formed under an agreement dated June 30, 1989, as amended (the “TDS Voting Trust”), held _______ Series A Common Shares on the Record Date, representing approximately 94. __% of the Series A Common Shares. By reason of such holding, the TDS Voting Trust has the voting power to elect all of the directors to be elected by the holders of Series A Common Shares and Preferred Shares and has approximately 53.___% of the voting power with respect to matters other than the election of directors. The TDS Voting Trust also held _______ Common Shares on the Record Date, representing approximately 6.__% of the Common Shares. By reason of such holding, the TDS Voting Trust has approximately 6.___ % of the voting power with respect to the election of directors elected by the holders of Common Shares and an additional 2.___ % of the voting power in matters other than the election of directors. Accordingly, the TDS Voting Trust has an aggregate of 56.___ % of the voting power in matters other than the election of directors. The TDS Voting Trust does not currently own Preferred Shares.

Common Shares represented by properly executed BLUE proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of the Nominees, FOR the ratification of the selection of PricewaterhouseCoopers LLP, AGAINST the approval of the amendment of TDS’ 2011 Long-Term Incentive Plan and approval of performance goals, and ABSTAIN on the approval of the Say-on-Pay Proposal, and as described herein.

According to the Company’s proxy statement for the Annual Meeting, the current Board intends to nominate twelve candidates for election at the Annual Meeting, including eight candidates to be elected by the holders of the Series A Commons Shares and Preferred Shares.  This Proxy Statement is soliciting proxies to elect our two Nominees.  By voting on the BLUE proxy card, a shareholder will be voting for GAMCO’s Nominees only.  GAMCO does not have the power to exercise discretionary authority to fill the other Board positions.  The BLUE proxy card does not confer voting power with respect to any of the Company’s director nominees.  Shareholders voting for GAMCO’s Nominees on the BLUE proxy will be disenfranchised with respect to the election of ten other directors.  Under applicable proxy rules we are required either to solicit proxies only for our Nominees, which could result in limiting the ability of shareholders to fully exercise their voting rights with respect to the Company’s nominees, or to solicit for our Nominees while also allowing shareholders to vote for fewer than all of the Company’s nominees, which enables a shareholder who desires to vote for our Nominees to also vote for certain of the Company’s nominees.   There is no assurance that any of the Company’s nominees will serve as directors if all or some of our Nominees are elected.

QUORUM; BROKER NON-VOTES; DISCRETIONARY VOTING

A majority of the voting power of shares of capital stock in matters other than the election of directors and entitled to vote, represented in person or by proxy, will constitute a quorum to permit the Annual Meeting to proceed. Withheld votes and abstentions of shares entitled to vote and non-votes will be treated as present in person or represented by proxy for purposes of establishing a quorum for the meeting. If such a quorum is present or represented by proxy, the meeting can proceed. If the shares beneficially owned by the TDS Voting Trust are present in person or represented by proxy at the Annual Meeting, such shares will constitute a quorum at the Annual Meeting to permit the meeting to proceed. In addition, where a separate vote by a class or group is required with respect to a proposal, a quorum is also required with respect to such proposal for the vote to proceed with respect to such proposal.

In the election of directors, the holders of a majority of the votes of the stock of such class or group issued and outstanding and entitled to vote with respect to such director, present in person or represented by proxy, will constitute a quorum with respect to such election. Withheld votes by shares entitled to vote with respect to a director and non-votes with respect to such director will be treated as present in person or represented by proxy for purposes of establishing a quorum for the election of such director. If Series A Common Shares beneficially owned by the TDS Voting Trust are present in person or represented by proxy at the Annual Meeting, such shares will constitute a quorum at the Annual Meeting in connection with the election of directors by the holders of Series A Common Shares and Preferred Shares. If a quorum of the holders of Common Shares is not present at the time the Annual Meeting is convened, the chairman of the meeting or holders of a majority of the voting power in matters other than the election of directors represented in person or by proxy may adjourn the Annual Meeting with respect to all proposals or only with respect to the election of directors by the holders of Common Shares.

With respect to Proposals 2, 3 and 4, the holders of a majority of the votes of the stock issued and outstanding and entitled to vote with respect to such proposals, present in person or represented by proxy, will constitute a quorum at the Annual Meeting in connection with such proposals. Abstentions from voting on such proposals by shares entitled to vote on such proposals and non-votes with respect to such proposals will be treated as present in person or represented by proxy for purposes of establishing a quorum for such proposals. If TDS shares beneficially owned by the TDS Voting Trust are present in person or represented by proxy at the Annual Meeting, such shares will constitute a quorum at the Annual Meeting in connection with such proposals.

Even if a quorum is present, holders of a majority of the voting stock represented in person or by proxy may adjourn the Annual Meeting. Because it holds a majority of the voting power of all classes of stock, the TDS Voting Trust has the voting power to approve an adjournment. TDS does not currently have any expectation that the Annual Meeting would be adjourned for any reason. However, if there is a proposal to adjourn the Annual Meeting by a vote of the stockholders, the persons named in the enclosed proxy will have discretionary authority to vote with respect to such adjournment.

If you are a shareholder of record, you must deliver your vote by mail or attend the Annual Meeting in person and vote in order to be counted in the determination of a quorum.

If you are a beneficial owner, your broker will vote your shares pursuant to your instructions, and those shares will count in the determination of a quorum.  Brokers do not have discretionary authority to vote on any of the matters to be presented at the Annual Meeting. Accordingly, unless you vote via proxy card or provide instructions to your broker, your Common Shares will not count for purposes of attaining a quorum.

VOTES REQUIRED FOR APPROVAL

Election of Directors ─ According to the Company’s proxy statement, directors are elected by a plurality of the votes cast by the class or group of shareholder entitled to vote in the election, meaning only those directors receiving the highest number of votes will be elected. With respect to the election of directors, neither an abstention nor a broker non-vote will count as a vote cast “for” or “against” a director nominee.  Therefore, abstentions and broker non-votes will have no direct effect on the outcome of the election of directors.

In the election of directors by holders of Common Shares, each holder of outstanding Common Shares is entitled to one vote for each Common Shares held in such shareholder’s name. In the election of directors by holders of Series A Common Shares and Preferred Shares, each holder of outstanding Series A Common Shares is entitled to ten votes for each Series A Common Share held in such holder’s name and each holder of outstanding Preferred Shares is entitled to one vote for each Preferred Share held in such holders’ name.

Other Proposals ─ According to the Company’s proxy statement, the holders of Common Shares, Preferred Shares and Series A Common Shares will vote together as a single group with respect to Proposals 2, 3 and 4. Each holder of outstanding Common Shares is entitled to 0.___ vote for each Common Share held in such holder’s name. Each holder of outstanding Series A Common Shares is entitled to ten votes for each Series A Common Share held in such holder’s name. Each holder of outstanding Preferred Shares is entitled to one vote for each Preferred Share held in such holder’s name. If a quorum is present at the Annual Meeting, the approval of Proposals 2, 3 and 4 will require the affirmative vote of the holders of stock having a majority of the votes which could be cast by the holders of all stock entitled to vote on such question which are present in person or represented by proxy at the meeting. Abstentions by shares entitled to vote on such proposals will be treated as votes which could be cast that are present for such purposes and, accordingly, will effectively count as a vote cast against such proposals. Non-votes with respect to such proposals will not be included in the total of votes which could be cast which are present for purposes of determining whether such proposals are approved, even though they may be included for purposes of determining a quorum. If you sign and submit your BLUE proxy card without specifying how you would like your shares voted, your shares will be voted in accordance with GAMCO’s recommendations specified herein and in accordance with the discretion of the persons named on the BLUE proxy card with respect to any other matters that may be voted upon at the Annual Meeting.

REVOCATION OF PROXIES

Shareholders of the Company may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation.  The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy.  The revocation may be delivered to GAMCO at the address set forth on the back cover of this Proxy Statement or to the Company at 30 North LaSalle Street, Suite 4000, Chicago, Illinois 60602 or any other address provided by the Company.  Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations be mailed to GAMCO at the address set forth on the back cover of this Proxy Statement so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding Common Shares.  Additionally, we may use this information to contact shareholders who have revoked their proxies in order to solicit later dated proxies for the election of the Nominees.

IF YOU WISH TO VOTE FOR THE ELECTION OF THE NOMINEES TO THE BOARD, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED BLUE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by GAMCO.  It is anticipated that the participants and certain staff members of GAMCO will participate in the solicitation of proxies in support of our Nominees set forth in this Proxy Statement. Such staff members will receive no additional consideration if they assist in the solicitation of proxies. Solicitations of proxies may be made in person, by telephone, by email, through the Internet, by mail and by facsimile.  Although no precise estimate can be made at the present time, it is estimated that the total expenditures in furtherance of, or in connection with, the solicitation of shareholders will not exceed $25,000, of which approximately $_____ has been incurred to date.

Costs related to this solicitation of proxies, including expenditures for attorneys, accountants, public relations and financial advisors, proxy solicitors, advertising, printing, transportation and related expenses will be borne by GAMCO.  To the extent legally permissible, GAMCO has the option to seek reimbursement from the Company for those expenses if any of our Nominees are elected.  GAMCO does not currently intend to submit the question of such reimbursement to a vote of the shareholders.

ADDITIONAL PARTICIPANT INFORMATION

The Nominees, GAMCO and Mr. Gabelli are participants in this solicitation.  The principal business of GAMCO, a New York corporation, is acting as an investment manager providing discretionary managed account services for employee benefit plans, private investors, endowments, foundations and others.  GAMCO is an investment adviser registered under the Advisers Act.  Mr. Gabelli is the controlling shareholder, Chief Executive Officer and a director of GGCP, Inc. and Chairman and Chief Executive Officer of GAMCO Investors, Inc.  Mr. Gabelli is also a member of GGCP Holdings LLC and the controlling shareholder of Teton Advisors, Inc.

The address of the principal office of each of GAMCO and Mr. Gabelli is One Corporate Center, Rye, New York 10580.

As of the date hereof, GAMCO beneficially owns 4,732,764 Common Shares.  GAMCO has dispositive power with respect to all of these Common Shares, and has voting power with respect to 4,341,101 Common Shares.  As of the date hereof, Mr. Gabelli directly owns 64,583 Common Shares. As of the date hereof, GAMCO’s affiliates beneficially own an additional 3,439,315 Common Shares.  By virtue of his respective position with each of GAMCO and its affiliates, Mr. Gabelli may be deemed to be the beneficial owner of all of the Common Shares held by GAMCO and its affiliates.  As of the date hereof, GAMCO, its affiliates and Mr. Gabelli own an aggregate of 8,236,662 Common Shares.  As of the date hereof, Messrs. Blazek and Schenker do not own any Common Shares.

The Common Shares beneficially owned by each of GAMCO and its affiliates were purchased with funds that were provided through the accounts of certain investment advisory clients (and, in the case of some of such accounts at GAMCO, may be through borrowings from client margin accounts). For information regarding purchases and sales of securities of the Company during the past two years by the participants in this solicitation, see Schedule I.

Except as set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this solicitation directly or indirectly beneficially owns any securities of the Company (for exceptions, please refer to the cover letter and pages 1 and 15 of this Proxy Statement); (iii) no participant in this solicitation owns any securities of the Company which are owned of record but not beneficially (for exceptions, please refer to the cover letter and pages 1 and 15 of this Proxy Statement); (iv) no participant in this solicitation has purchased or sold any securities of the Company during the past two years (for exceptions, please refer to Schedule I of this Proxy Statement); (v) no part of the purchase price or market value of the securities of the Company owned by any participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities (for exceptions, please refer to page 16 of this Proxy Statement); (vi) no participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this solicitation owns beneficially, directly or indirectly, any securities of the Company (for exceptions, please refer to the cover letter and pages 1 and 15 of this Proxy Statement); (viii) no participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no participant in this solicitation or any of his or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; and (xi) no participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting.

There are no material proceedings to which any participant in this solicitation or any of his or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.  With respect to the Nominee, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past ten years.

OTHER MATTERS AND ADDITIONAL INFORMATION

GAMCO is unaware of any other matters to be considered at the Annual Meeting.  However, should other matters, which GAMCO is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed BLUE proxy card will vote on such matters in their discretion.

SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be presented at the 2015 Annual Meeting, in order to be included in the Company’s proxy statement and the form of proxy for the 2015 Annual Meeting, must be made by a qualified shareholder and must be received at the Company’s corporate office at 30 North LaSalle Street, Suite 4000, Chicago, Illinois 60602 not later than December __, 2014 (120 calendar days before the anniversary date of the Company’s proxy statement of April __, 2014). However, if the date of the 2015 Annual Meeting changes for any reason by more than 30 calendar days from May 22, 2015 (the anniversary of the 2014 Annual Meeting), then the deadline will be a reasonable time before TDS begins to print and send its proxy materials. According to the Company’s proxy statement, in such event, the Company would disclose such date in a Form 8-K, 10-Q or 10-K at the appropriate time.

Under the Bylaws of the Company, a shareholder may directly nominate a candidate for election as a director of the Company with respect to an election to be held at an annual meeting of shareholders only if written notice of such intention is delivered to the Corporate Secretary either by personal delivery or by United States mail, postage prepaid, not less than 90 days nor more than 120 days in advance of such annual meeting.

In addition, pursuant to the Bylaws, proposals by shareholders intended to be presented at the 2015 Annual Meeting of shareholders (other than proposals included in TDS’ proxy statement and form of proxy relating to the 2015 Annual Meeting pursuant to SEC Rule 14a-8), must be received by TDS at its principal executive offices not earlier than January 22, 2015 and not later than February 20, 2015 for consideration at the 2015 Annual Meeting of shareholders (120 calendar days and 90 calendar days, respectively, before the anniversary date of the 2014 Annual Meeting of May 22, 2014, except that, because the 90th day falls on a Saturday, the deadline pursuant to the Bylaws is the immediately preceding Friday). However, if the date of the 2015 Annual Meeting is changed by more than 30 calendar days before or after May 22, 2015 (the one year anniversary date of the 2014 Annual Meeting), different provisions will apply as set forth in the Bylaws.

The information set forth above regarding the procedures for submitting shareholder proposals for consideration at the 2015 Annual Meeting is based on information contained in the Company’s proxy statement and organizational documents filed by the Company with the SEC.  The incorporation of this information in this proxy statement should not be construed as an admission by GAMCO that such procedures are legal, valid or binding.

INCORPORATION BY REFERENCE

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING.  THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS, INFORMATION CONCERNING EXECUTIVE COMPENSATION, AND OTHER IMPORTANT INFORMATION.  SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY.

The information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available information.

GAMCO ASSET MANAGEMENT INC.

__________, 2014

SCHEDULE I

TRANSACTIONS IN SECURITIES OF THE COMPANY
DURING THE PAST TWO YEARS

CUSIP NO.	Purchase/Sale	Common Shares Purchased / Sold	Date of Purchase/Sale

GAMCO ASSET MANAGEMENT INC.

879433829	Sale	208	03/21/2012
879433829	Sale	3,024	03/21/2012
879433829	Purchase	400	03/21/2012
879433829	Purchase	200	03/21/2012
879433829	Sale	387	03/22/2012
879433829	Sale	304	03/22/2012
879433829	Sale	304	03/22/2012
879433829	Purchase	5,000	03/22/2012
879433829	Sale	1,654	03/23/2012
879433829	Purchase	1,200	03/23/2012
879433829	Purchase	700	03/23/2012
879433829	Purchase	1,956	03/26/2012
879433829	Sale	217	03/27/2012
879433829	Sale	617	03/29/2012
879433829	Purchase	1,000	03/29/2012
879433829	Purchase	1,000	03/30/2012
879433829	Purchase	3,912	04/02/2012
879433829	Purchase	400	04/02/2012
879433829	Purchase	240	04/02/2012
879433829	Purchase	3,215	04/02/2012
879433829	Purchase	200	04/02/2012
879433829	Purchase	1,700	04/02/2012
879433829	Purchase	1,300	04/02/2012
879433829	Sale	326	04/03/2012
879433829	Sale	2,174	04/04/2012
879433829	Purchase	2,000	04/04/2012
879433829	Purchase	274	04/05/2012
879433829	Purchase	313	04/05/2012
879433829	Purchase	200	04/09/2012
879433829	Sale	652	04/09/2012
879433829	Purchase	870	04/09/2012
879433829	Purchase	800	04/10/2012
879433829	Purchase	766	04/10/2012

879433829	Sale	1,974	04/11/2012
879433829	Sale	430	04/11/2012
879433829	Sale	1,000	04/11/2012
879433829	Purchase	1,000	04/12/2012
879433829	Purchase	400	04/13/2012
879433829	Sale	500	04/13/2012
879433829	Purchase	1,326	04/17/2012
879433829	Sale	522	04/17/2012
879433829	Purchase	600	04/17/2012
879433829	Purchase	400	04/17/2012
879433829	Sale	387	04/18/2012
879433829	Purchase	344	04/19/2012
879433829	Sale	300	04/20/2012
879433829	Sale	6,958	04/23/2012
879433829	Purchase	100	04/24/2012
879433829	Purchase	100	04/24/2012
879433829	Sale	913	04/25/2012
879433829	Purchase	500	04/26/2012
879433829	Purchase	500	04/27/2012
879433829	Sale	3,000	05/08/2012
879433829	Sale	1,000	05/09/2012
879433829	Purchase	500	05/09/2012
879433829	Sale	269	05/11/2012
879433829	Sale	2,000	05/14/2012
879433829	Sale	587	05/16/2012
879433829	Sale	400	05/16/2012
879433829	Sale	304	05/21/2012
879433829	Purchase	300	05/21/2012
879433829	Sale	652	05/21/2012
879433829	Sale	652	05/21/2012
879433829	Sale	4,000	05/22/2012
879433829	Sale	521	05/22/2012
879433829	Purchase	200	05/24/2012
879433829	Purchase	200	05/25/2012
879433829	Sale	717	05/29/2012
879433829	Sale	456	05/30/2012
879433829	Sale	500	05/30/2012
879433829	Sale	834	06/01/2012
879433829	Sale	630	06/06/2012
879433829	Purchase	3,912	06/08/2012
879433829	Purchase	1,133	06/08/2012
879433829	Sale	1,200	06/08/2012
879433829	Purchase	2,085	06/08/2012

879433829	Sale	522	06/11/2012
879433829	Sale	2,522	06/11/2012
879433829	Purchase	2,803	06/11/2012
879433829	Sale	1,240	06/13/2012
879433829	Sale	626	06/14/2012
879433829	Purchase	192	06/18/2012
879433829	Purchase	1,000	06/18/2012
879433829	Purchase	500	06/18/2012
879433829	Purchase	1,200	06/18/2012
879433829	Purchase	1,100	06/19/2012
879433829	Sale	326	06/19/2012
879433829	Purchase	600	06/19/2012
879433829	Purchase	300	06/21/2012
879433829	Sale	1,134	06/22/2012
879433829	Sale	543	06/22/2012
879433829	Sale	3,617	06/29/2012
879433829	Purchase	183	06/29/2012
879433829	Purchase	100	07/03/2012
879433829	Sale	543	07/05/2012
879433829	Purchase	3,000	07/10/2012
879433829	Purchase	2,000	07/10/2012
879433829	Purchase	546	07/11/2012
879433829	Purchase	2,000	07/12/2012
879433829	Sale	300	07/13/2012
879433829	Purchase	200	07/13/2012
879433829	Sale	487	07/13/2012
879433829	Purchase	1,000	07/16/2012
879433829	Purchase	2,000	07/16/2012
879433829	Purchase	213	07/17/2012
879433829	Sale	56	07/17/2012
879433829	Sale	1,000	07/17/2012
879433829	Purchase	248	07/17/2012
879433829	Purchase	370	07/17/2012
879433829	Purchase	413	07/17/2012
879433829	Purchase	248	07/18/2012
879433829	Purchase	200	07/18/2012
879433829	Purchase	229	07/19/2012
879433829	Purchase	174	07/19/2012
879433829	Purchase	2,825	07/19/2012
879433829	Purchase	4,000	07/19/2012
879433829	Purchase	30,430	07/19/2012
879433829	Purchase	283	07/19/2012
879433829	Purchase	400	07/19/2012

879433829	Purchase	339	07/19/2012
879433829	Purchase	1,000	07/19/2012
879433829	Sale	3,000	07/24/2012
879433829	Sale	1,000	07/25/2012
879433829	Sale	217	07/25/2012
879433829	Sale	217	07/26/2012
879433829	Purchase	174	07/26/2012
879433829	Sale	4,000	07/30/2012
879433829	Purchase	1,000	07/30/2012
879433829	Sale	867	07/31/2012
879433829	Sale	43	07/31/2012
879433829	Purchase	1,000	07/31/2012
879433829	Purchase	300	08/03/2012
879433829	Sale	243	08/06/2012
879433829	Purchase	1,000	08/06/2012
879433829	Purchase	100	08/06/2012
879433829	Purchase	400	08/08/2012
879433829	Purchase	4,022	08/09/2012
879433829	Purchase	800	08/09/2012
879433829	Purchase	100	08/09/2012
879433829	Purchase	700	08/09/2012
879433829	Purchase	200	08/10/2012
879433829	Purchase	500	08/10/2012
879433829	Purchase	500	08/10/2012
879433829	Purchase	200	08/10/2012
879433829	Purchase	347	08/14/2012
879433829	Purchase	478	08/14/2012
879433829	Purchase	3,000	08/15/2012
879433829	Sale	1,800	08/16/2012
879433829	Purchase	1,800	08/16/2012
879433829	Purchase	400	08/20/2012
879433829	Sale	2,100	08/20/2012
879433829	Purchase	674	08/20/2012
879433829	Purchase	1,000	08/20/2012
879433829	Purchase	3,000	08/21/2012
879433829	Sale	326	08/22/2012
879433829	Sale	1,043	08/27/2012
879433829	Sale	435	08/28/2012
879433829	Sale	783	08/28/2012
879433829	Sale	208	08/28/2012
879433829	Sale	505	08/29/2012
879433829	Purchase	100	08/30/2012
879433829	Purchase	300	08/30/2012

879433829	Purchase	1,000	09/04/2012
879433829	Purchase	1,000	09/05/2012
879433829	Sale	108	09/06/2012
879433829	Purchase	500	09/06/2012
879433829	Sale	800	09/07/2012
879433829	Purchase	1,000	09/07/2012
879433829	Purchase	500	09/07/2012
879433829	Sale	216	09/10/2012
879433829	Sale	652	09/12/2012
879433829	Purchase	2,000	09/12/2012
879433829	Purchase	1,000	09/13/2012
879433829	Sale	3,000	09/17/2012
879433829	Purchase	200	09/20/2012
879433829	Sale	287	09/21/2012
879433829	Sale	1,000	09/24/2012
879433829	Sale	576	09/25/2012
879433829	Purchase	400	09/25/2012
879433829	Purchase	200	09/26/2012
879433829	Purchase	2,200	10/01/2012
879433829	Purchase	3,500	10/01/2012
879433829	Sale	1,600	10/01/2012
879433829	Sale	2,900	10/01/2012
879433829	Sale	334	10/01/2012
879433829	Purchase	8,000	10/01/2012
879433829	Sale	430	10/01/2012
879433829	Purchase	700	10/01/2012
879433829	Purchase	1,000	10/02/2012
879433829	Sale	2,674	10/04/2012
879433829	Sale	587	10/05/2012
879433829	Sale	2,000	10/05/2012
879433829	Sale	330	10/08/2012
879433829	Sale	239	10/08/2012
879433829	Purchase	1,000	10/08/2012
879433829	Sale	400	10/09/2012
879433829	Sale	486	10/09/2012
879433829	Sale	250	10/09/2012
879433829	Sale	215	10/09/2012
879433829	Purchase	1,500	10/09/2012
879433829	Sale	543	10/10/2012
879433829	Sale	434	10/10/2012
879433829	Purchase	200	10/11/2012
879433829	Purchase	200	10/11/2012
879433829	Purchase	200	10/11/2012

879433829	Purchase	1,000	10/12/2012
879433829	Sale	5,217	10/15/2012
879433829	Purchase	500	10/16/2012
879433829	Sale	2,000	10/16/2012
879433829	Sale	200	10/23/2012
879433829	Sale	2,038	10/25/2012
879433829	Sale	543	10/25/2012
879433829	Purchase	100	10/26/2012
879433829	Sale	369	11/01/2012
879433829	Sale	6,000	11/01/2012
879433829	Sale	2,174	11/02/2012
879433829	Sale	2,429	11/02/2012
879433829	Sale	108	11/06/2012
879433829	Purchase	1,000	11/06/2012
879433829	Sale	1,000	11/07/2012
879433829	Sale	1,000	11/07/2012
879433829	Purchase	1,000	11/07/2012
879433829	Purchase	500	11/07/2012
879433829	Sale	1,500	11/08/2012
879433829	Sale	2,570	11/09/2012
879433829	Purchase	383	11/09/2012
879433829	Purchase	539	11/09/2012
879433829	Purchase	500	11/09/2012
879433829	Sale	1,000	11/12/2012
879433829	Purchase	300	11/13/2012
879433829	Purchase	200	11/13/2012
879433829	Purchase	300	11/13/2012
879433829	Purchase	200	11/13/2012
879433829	Sale	500	11/15/2012
879433829	Sale	200	11/16/2012
879433829	Sale	500	11/16/2012
879433829	Sale	800	11/16/2012
879433829	Sale	500	11/16/2012
879433829	Sale	217	11/19/2012
879433829	Sale	1,200	11/19/2012
879433829	Purchase	500	11/19/2012
879433829	Sale	5,000	11/21/2012
879433829	Sale	500	11/21/2012
879433829	Purchase	6,348	11/23/2012
879433829	Sale	543	11/23/2012
879433829	Purchase	2,717	11/26/2012
879433829	Sale	313	11/27/2012
879433829	Sale	100	11/27/2012

879433829	Sale	216	11/27/2012
879433829	Purchase	1,000	11/27/2012
879433829	Sale	1,630	11/28/2012
879433829	Purchase	500	11/28/2012
879433829	Purchase	500	11/28/2012
879433829	Purchase	900	11/28/2012
879433829	Purchase	150	11/28/2012
879433829	Sale	1,117	11/28/2012
879433829	Sale	1,800	11/28/2012
879433829	Sale	208	11/29/2012
879433829	Sale	1,461	11/29/2012
879433829	Sale	1,000	12/03/2012
879433829	Sale	1,800	12/04/2012
879433829	Sale	3,000	12/05/2012
879433829	Purchase	1,760	12/06/2012
879433829	Sale	1,760	12/06/2012
879433829	Sale	400	12/06/2012
879433829	Sale	300	12/07/2012
879433829	Sale	687	12/07/2012
879433829	Sale	934	12/11/2012
879433829	Sale	300	12/11/2012
879433829	Sale	400	12/11/2012
879433829	Purchase	1,200	12/11/2012
879433829	Sale	326	12/12/2012
879433829	Sale	543	12/12/2012
879433829	Sale	626	12/13/2012
879433829	Sale	543	12/13/2012
879433829	Sale	434	12/13/2012
879433829	Sale	417	12/14/2012
879433829	Sale	208	12/17/2012
879433829	Sale	326	12/18/2012
879433829	Sale	326	12/18/2012
879433829	Sale	300	12/18/2012
879433829	Sale	200	12/18/2012
879433829	Sale	300	12/18/2012
879433829	Sale	230	12/18/2012
879433829	Sale	200	12/18/2012
879433829	Sale	543	12/19/2012
879433829	Sale	1,087	12/19/2012
879433829	Sale	4,348	12/19/2012
879433829	Sale	2,174	12/19/2012
879433829	Sale	1,195	12/19/2012
879433829	Sale	1,078	12/21/2012

879433829	Sale	717	12/21/2012
879433829	Sale	402	12/21/2012
879433829	Purchase	283	12/24/2012
879433829	Sale	3,000	12/26/2012
879433829	Sale	469	12/26/2012
879433829	Sale	6,348	12/26/2012
879433829	Sale	1,087	12/26/2012
879433829	Sale	5,743	12/27/2012
879433829	Sale	652	12/27/2012
879433829	Sale	521	12/28/2012
879433829	Sale	2,717	12/28/2012
879433829	Sale	823	12/28/2012
879433829	Sale	1,000	12/28/2012
879433829	Sale	417	12/31/2012
879433829	Sale	326	12/31/2012
879433829	Sale	834	12/31/2012
879433829	Sale	150	12/31/2012
879433829	Purchase	400	01/03/2013
879433829	Purchase	374	01/09/2013
879433829	Purchase	183	01/11/2013
879433829	Purchase	174	01/11/2013
879433829	Sale	100	01/28/2013
879433829	Sale	23,000	01/29/2013
879433829	Purchase	1,000	01/31/2013
879433829	Sale	443	02/04/2013
879433829	Sale	782	02/04/2013
879433829	Sale	1,000	02/06/2013
879433829	Sale	217	02/07/2013
879433829	Sale	3,587	02/08/2013
879433829	Sale	4,000	02/11/2013
879433829	Sale	243	02/13/2013
879433829	Sale	374	02/14/2013
879433829	Sale	374	02/19/2013
879433829	Sale	237	02/19/2013
879433829	Sale	237	02/19/2013
879433829	Sale	237	02/19/2013
879433829	Sale	1,000	02/20/2013
879433829	Sale	600	02/20/2013
879433829	Sale	1,783	02/20/2013
879433829	Sale	1,978	02/20/2013
879433829	Sale	556	02/20/2013
879433829	Sale	3,132	02/20/2013
879433829	Sale	443	02/20/2013

879433829	Sale	500	02/20/2013
879433829	Sale	469	02/21/2013
879433829	Sale	1,131	02/22/2013
879433829	Sale	600	02/25/2013
879433829	Sale	1,000	02/25/2013
879433829	Sale	430	02/25/2013
879433829	Sale	1,087	02/26/2013
879433829	Sale	434	02/26/2013
879433829	Purchase	100	02/26/2013
879433829	Sale	300	02/27/2013
879433829	Sale	3,000	02/27/2013
879433829	Sale	1,060	03/01/2013
879433829	Sale	430	03/07/2013
879433829	Sale	609	03/07/2013
879433829	Sale	1,740	03/08/2013
879433829	Sale	3,131	03/08/2013
879433829	Sale	1,500	03/08/2013
879433829	Sale	200	03/08/2013
879433829	Sale	500	03/08/2013
879433829	Sale	269	03/11/2013
879433829	Sale	543	03/12/2013
879433829	Sale	434	03/12/2013
879433829	Sale	617	03/12/2013
879433829	Sale	469	03/13/2013
879433829	Sale	426	03/13/2013
879433829	Sale	326	03/18/2013
879433829	Sale	800	03/18/2013
879433829	Sale	456	03/18/2013
879433829	Sale	1,131	03/19/2013
879433829	Sale	6,000	03/19/2013
879433829	Sale	2,175	03/21/2013
879433829	Sale	452	03/21/2013
879433829	Sale	287	03/21/2013
879433829	Sale	1,000	03/22/2013
879433829	Sale	200	03/22/2013
879433829	Sale	4,000	03/22/2013
879433829	Sale	2,000	03/22/2013
879433829	Sale	4,000	03/25/2013
879433829	Sale	1,000	03/25/2013
879433829	Sale	500	03/26/2013
879433829	Sale	2,949	03/26/2013
879433829	Sale	4,000	03/27/2013
879433829	Sale	500	03/27/2013

879433829	Sale	1,000	03/27/2013
879433829	Sale	2,000	03/28/2013
879433829	Sale	4,000	03/28/2013
879433829	Sale	1,000	03/28/2013
879433829	Sale	2,000	04/01/2013
879433829	Purchase	200	04/01/2013
879433829	Sale	478	04/01/2013
879433829	Sale	4,000	04/01/2013
879433829	Sale	200	04/02/2013
879433829	Sale	400	04/02/2013
879433829	Sale	2,000	04/03/2013
879433829	Sale	134	04/03/2013
879433829	Sale	3,000	04/04/2013
879433829	Sale	326	04/04/2013
879433829	Sale	2,028	04/04/2013
879433829	Sale	870	04/08/2013
879433829	Sale	326	04/08/2013
879433829	Sale	469	04/09/2013
879433829	Sale	587	04/10/2013
879433829	Sale	400	04/12/2013
879433829	Sale	326	04/15/2013
879433829	Sale	1,000	04/15/2013
879433829	Purchase	2,000	04/16/2013
879433829	Purchase	800	04/19/2013
879433829	Sale*	80,000	04/19/2013
879433829	Purchase	1,000	04/22/2013
879433829	Purchase	1,800	04/22/2013
879433829	Sale	1,500	04/23/2013
879433829	Purchase	1,500	04/23/2013
879433829	Sale	500	04/23/2013
879433829	Sale*	50	04/26/2013
879433829	Purchase	1,000	04/29/2013
879433829	Purchase	1,200	04/29/2013
879433829	Sale	543	04/30/2013
879433829	Purchase	700	05/01/2013
879433829	Sale	521	05/03/2013
879433829	Sale	226	05/07/2013
879433829	Sale	869	05/08/2013
879433829	Sale	2,000	05/14/2013
879433829	Sell	3,000	05/16/2013

* Represents a change of dispositive power and beneficial ownership as a result of an internal transfer.

879433829	Sell	834	05/17/2013
879433829	Sell	3,000	05/17/2013
879433829	Sell	2,000	05/20/2013
879433829	Sell	1,000	05/21/2013
879433829	Sell	434	05/23/2013
879433829	Sell	1,045	05/28/2013
879433829	Sell	1,261	05/28/2013
879433829	Sell	760	05/28/2013
879433829	Sell	252	06/03/2013
879433829	Sell	500	06/03/2013
879433829	Sell	1,000	06/04/2013
879433829	Sell	1,587	06/05/2013
879433829	Sell	117	06/13/2013
879433829	Purchase	400	06/13/2013
879433829	Sell	300	06/13/2013
879433829	Purchase	300	06/13/2013
879433829	Sell	1,000	06/14/2013
879433829	Sell	1,500	06/17/2013
879433829	Sell	300	06/18/2013
879433829	Sell	436	06/20/2013
879433829	Sell	2,000	06/20/2013
879433829	Sell	1,000	06/21/2013
879433829	Sell	2,057	06/25/2013
879433829	Sell	4,000	06/26/2013
879433829	Sell	1,000	06/26/2013
879433829	Sell	1,220	06/28/2013
879433829	Purchase	2,000	06/28/2013
879433829	Sell	800	07/02/2013
879433829	Purchase	1,000	07/03/2013
879433829	Purchase	400	07/05/2013
879433829	Purchase	500	07/05/2013
879433829	Purchase	500	07/08/2013
879433829	Sell	243	07/09/2013
879433829	Sell	4,000	07/10/2013
879433829	Sell	200	07/12/2013
879433829	Sell	3,000	07/15/2013
879433829	Sell	3,000	07/16/2013
879433829	Sell	1,000	07/16/2013
879433829	Sell	2,000	07/16/2013
879433829	Sell	300	07/16/2013
879433829	Sell	2,000	07/17/2013
879433829	Sell	200	07/17/2013
879433829	Sell	1,478	07/22/2013

879433829	Sell	226	07/24/2013
879433829	Sell	380	07/24/2013
879433829	Sell	247	07/24/2013
879433829	Sell	234	07/26/2013
879433829	Sell	260	07/30/2013
879433829	Purchase	5,000	07/31/2013
879433829	Sell	2,000	08/05/2013
879433829	Sell	252	08/06/2013
879433829	Sell	1,200	08/06/2013
879433829	Sell	434	08/09/2013
879433829	Sell	14,000	08/13/2013
879433829	Sell	3,000	08/14/2013
879433829	Sell	500	08/14/2013
879433829	Sell	1,000	08/14/2013
879433829	Sell	8,000	08/15/2013
879433829	Sell	97	08/15/2013
879433829	Purchase	1,000	08/15/2013
879433829	Sell	243	08/19/2013
879433829	Sell	1,300	08/20/2013
879433829	Sell	230	08/20/2013
879433829	Sell	100	08/20/2013
879433829	Sell	480	08/26/2013
879433829	Sell	2,000	08/29/2013
879433829	Sell	487	08/30/2013
879433829	Sell	14	08/30/2013
879433829	Sell	500	08/30/2013
879433829	Sell	400	08/30/2013
879433829	Sell	800	09/03/2013
879433829	Sell	500	09/03/2013
879433829	Sell	4,000	09/04/2013
879433829	Sell	1,000	09/04/2013
879433829	Sell	4,000	09/05/2013
879433829	Sell	389	09/05/2013
879433829	Sell	548	09/06/2013
879433829	Sell	10,000	09/10/2013
879433829	Sell	443	09/10/2013
879433829	Sell	218	09/10/2013
879433829	Sell	300	09/10/2013
879433829	Sell	1,095	09/11/2013
879433829	Sell	600	09/11/2013
879433829	Sell	1,400	09/16/2013
879433829	Sell	1,000	09/16/2013
879433829	Sell	500	09/16/2013

879433829	Sell	504	09/17/2013
879433829	Sell	487	09/17/2013
879433829	Sell	1,500	09/18/2013
879433829	Sell	500	09/18/2013
879433829	Sell	10,436	09/18/2013
879433829	Sell	400	09/18/2013
879433829	Sell	400	09/18/2013
879433829	Sell	661	09/19/2013
879433829	Sell	300	09/19/2013
879433829	Sell	152	09/19/2013
879433829	Sell	2,000	09/19/2013
879433829	Sell	1,300	09/19/2013
879433829	Sell	2	09/20/2013
879433829	Sell	430	09/20/2013
879433829	Sell	217	09/20/2013
879433829	Sell	4,000	09/20/2013
879433829	Sell	587	09/23/2013
879433829	Sell	3,000	09/23/2013
879433829	Sell	1,000	09/23/2013
879433829	Sell	600	09/24/2013
879433829	Sell	674	09/24/2013
879433829	Sell	600	09/24/2013
879433829	Sell	167	09/24/2013
879433829	Sell	100	09/24/2013
879433829	Sell	100	09/24/2013
879433829	Sell	100	09/24/2013
879433829	Sell	200	09/24/2013
879433829	Sell	100	09/24/2013
879433829	Sell	100	09/24/2013
879433829	Sell	4,000	09/24/2013
879433829	Sell	600	09/25/2013
879433829	Sell	208	09/25/2013
879433829	Sell	600	09/27/2013
879433829	Sell	1,000	09/27/2013
879433829	Sell	252	09/30/2013
879433829	Sell	404	09/30/2013
879433829	Sell	1,000	09/30/2013
879433829	Sell	474	09/30/2013
879433829	Sell	630	09/30/2013
879433829	Sell	387	09/30/2013
879433829	Sell	1,087	09/30/2013
879433829	Sell	1,000	09/30/2013
879433829	Sell	287	10/01/2013

879433829	Sell	717	10/01/2013
879433829	Sell	600	10/01/2013
879433829	Sell	400	10/01/2013
879433829	Sell	2,000	10/01/2013
879433829	Sell	587	10/01/2013
879433829	Sell	900	10/02/2013
879433829	Sell	400	10/03/2013
879433829	Sell	3,000	10/03/2013
879433829	Sell	4,000	10/04/2013
879433829	Sell	287	10/07/2013
879433829	Sell	717	10/07/2013
879433829	Sell	200	10/07/2013
879433829	Sell	200	10/07/2013
879433829	Sell	75	10/08/2013
879433829	Sell	75	10/08/2013
879433829	Sell	75	10/08/2013
879433829	Sell	75	10/08/2013
879433829	Sell	75	10/08/2013
879433829	Sell	343	10/11/2013
879433829	Sell	4,000	10/11/2013
879433829	Sell	521	10/11/2013
879433829	Sell	6,000	10/11/2013
879433829	Sell	6,000	10/11/2013
879433829	Sell	269	10/14/2013
879433829	Sell	243	10/14/2013
879433829	Sell	308	10/14/2013
879433829	Sell	400	10/15/2013
879433829	Sell	243	10/15/2013
879433829	Sell	243	10/15/2013
879433829	Sell	3,000	10/16/2013
879433829	Sell	2,830	10/17/2013
879433829	Sell	4,000	10/18/2013
879433829	Sell	269	10/18/2013
879433829	Sell	217	10/21/2013
879433829	Sell	600	10/21/2013
879433829	Sell	4,000	10/21/2013
879433829	Sell	491	10/21/2013
879433829	Sell	334	10/23/2013
879433829	Sell	1,000	10/23/2013
879433829	Sell	391	10/24/2013
879433829	Sell	374	10/24/2013
879433829	Sell	287	10/24/2013
879433829	Sell	387	10/24/2013

879433829	Sell	870	10/25/2013
879433829	Sell	522	10/25/2013
879433829	Sell	461	10/25/2013
879433829	Sell	311	10/25/2013
879433829	Sell	307	10/25/2013
879433829	Sell	1,000	10/25/2013
879433829	Sell	1,000	10/28/2013
879433829	Sell	200	10/29/2013
879433829	Sell	726	10/29/2013
879433829	Sell	400	10/29/2013
879433829	Sell	687	10/30/2013
879433829	Sell	6,350	10/30/2013
879433829	Sell	600	10/30/2013
879433829	Sell	300	10/31/2013
879433829	Sell	2,067	10/31/2013
879433829	Sell	1,218	11/04/2013
879433829	Sell	200	11/05/2013
879433829	Sell	7,000	11/05/2013
879433829	Sell	1,000	11/06/2013
879433829	Sell	869	11/07/2013
879433829	Sell	600	11/08/2013
879433829	Sell	543	11/11/2013
879433829	Sell	2,000	11/11/2013
879433829	Sell	369	11/11/2013
879433829	Sell	243	11/12/2013
879433829	Sell	200	11/12/2013
879433829	Sell	300	11/14/2013
879433829	Sell	2,500	11/14/2013
879433829	Sell	487	11/15/2013
879433829	Sell	2,500	11/15/2013
879433829	Sell	4,000	11/18/2013
879433829	Sell	400	11/18/2013
879433829	Sell	956	11/18/2013
879433829	Sell	2,000	11/19/2013
879433829	Sell	7,175	11/19/2013
879433829	Sell	100	11/19/2013
879433829	Purchase	200	11/19/2013
879433829	Sell	848	11/19/2013
879433829	Sell	844	11/19/2013
879433829	Sell	1,000	11/19/2013
879433829	Sell	152	11/19/2013
879433829	Sell	4,000	11/20/2013
879433829	Sell	526	11/20/2013

879433829	Sell	2,000	11/21/2013
879433829	Sell	415	11/21/2013
879433829	Purchase	416	11/21/2013
879433829	Sell	326	11/21/2013
879433829	Sell	152	11/21/2013
879433829	Sell	522	11/21/2013
879433829	Sell	226	11/22/2013
879433829	Sell	234	11/25/2013
879433829	Sell	600	11/25/2013
879433829	Sell	569	11/25/2013
879433829	Sell	15,000	11/25/2013
879433829	Sell	469	11/26/2013
879433829	Sell	300	11/26/2013
879433829	Sell	1,634	11/26/2013
879433829	Sell	500	11/26/2013
879433829	Sell	1,008	11/26/2013
879433829	Sell	4,000	11/26/2013
879433829	Sell	5,400	11/26/2013
879433829	Sell	400	11/27/2013
879433829	Sell	1,000	11/27/2013
879433829	Sell	687	11/27/2013
879433829	Sell	417	11/27/2013
879433829	Sell	800	11/27/2013
879433829	Sell	287	11/29/2013
879433829	Sell	400	11/29/2013
879433829	Purchase	100	11/29/2013
879433829	Sell	439	12/02/2013
879433829	Sell	1,000	12/02/2013
879433829	Sell	234	12/02/2013
879433829	Sell	500	12/03/2013
879433829	Sell	404	12/03/2013
879433829	Sell	417	12/04/2013
879433829	Sell	237	12/05/2013
879433829	Sell	434	12/05/2013
879433829	Sell	374	12/05/2013
879433829	Sell	1,630	12/09/2013
879433829	Sell	243	12/10/2013
879433829	Sell	500	12/10/2013
879433829	Sell	200	12/11/2013
879433829	Sell	5,000	12/11/2013
879433829	Sell	200	12/11/2013
879433829	Sell	1,000	12/12/2013
879433829	Sell	8,000	12/13/2013

879433829	Sell	2,000	12/16/2013
879433829	Sell	234	12/16/2013
879433829	Sell	400	12/17/2013
879433829	Sell	244	12/17/2013
879433829	Sell	1,000	12/17/2013
879433829	Sell	434	12/17/2013
879433829	Sell	243	12/17/2013
879433829	Sell	560	12/19/2013
879433829	Sell	334	12/19/2013
879433829	Sell	200	12/19/2013
879433829	Sell	600	12/20/2013
879433829	Sell	569	12/20/2013
879433829	Sell	252	12/23/2013
879433829	Purchase	1,000	12/23/2013
879433829	Sell	374	12/23/2013
879433829	Sell	416	12/24/2013
879433829	Sell	200	12/24/2013
879433829	Sell	400	12/26/2013
879433829	Sell	200	12/27/2013
879433829	Sell	300	12/30/2013
879433829	Sell	547	12/30/2013
879433829	Sell	300	12/30/2013
879433829	Sell	417	01/02/2014
879433829	Sell	652	01/03/2014
879433829	Sell	1,000	01/08/2014
879433829	Sell	150	01/08/2014
879433829	Sell	2,000	01/09/2014
879433829	Sell	152	01/09/2014
879433829	Sell	217	01/09/2014
879433829	Sell	243	01/10/2014
879433829	Sell	1,000	01/10/2014
879433829	Sell	2,000	01/13/2014
879433829	Sell	287	01/22/2014
879433829	Sell	287	01/22/2014
879433829	Sell	400	01/24/2014
879433829	Sell	595	02/03/2014
879433829	Sell	800	02/04/2014
879433829	Sell	400	02/04/2014
879433829	Sell	600	02/06/2014
879433829	Sell	800	02/10/2014
879433829	Purchase	1,000	02/10/2014
879433829	Sell	260	02/10/2014
879433829	Purchase	500	02/10/2014

879433829	Sell	287	02/19/2014
879433829	Purchase	400	02/20/2014
879433829	Sell	200	02/21/2014
879433829	Sell	1,000	02/26/2014
879433829	Sell	326	02/28/2014
879433829	Sell	500	03/03/2014
879433829	Sell	2,000	03/03/2014
879433829	Sell	5,000	03/03/2014
879433829	Sell	2,000	03/04/2014
879433829	Sell	200	03/04/2014
879433829	Sell	661	03/04/2014
879433829	Sell	600	03/04/2014
879433829	Sell	252	03/04/2014
879433829	Sell	680	03/05/2014
879433829	Sell	304	03/07/2014
879433829	Sell	1,500	03/07/2014
879433829	Sell	1,000	03/11/2014
879433829	Sell	2,000	03/13/2014
879433829	Sell	1,000	03/13/2014
879433829	Sell	304	03/17/2014
879433829	Purchase	20,000	03/17/2014
879433829	Sell	421	03/17/2014
879433829	Sell	1,200	03/18/2014
879433829	Sell	287	03/18/2014
879433829	Sell	1,000	03/19/2014
879433829	Sell	300	03/20/2014
879433829	Sell	378	03/20/2014
879433829	Sell	800	03/21/2014
879433829	Sell	1,031	03/21/2014
879433829	Sell	1,000	03/21/2014
879433829	Sell	2,000	03/21/2014
879433829	Sell	500	03/26/2014
879433829	Sell	1,200	03/26/2014

MARIO J. GABELLI

879433829	Sale	287	02/30/2013
879433829	Sale	1,070	03/11/2013
879433829	Sale	500	05/30/2013
879433829	Sale	1,697	09/10/2013
879433829	Sale	500	10/01/2013
879433829	Sale	1,000	10/28/2013
879433829	Sale	3,000	10/31/2013
879433829	Sale	1,000	11/19/2013
879433829	Sale	2,000	01/07/2014

PHILIP T. BLAZEK

None

WALTER M. SCHENKER

None

SCHEDULE II

The following table is reprinted from the Company’s Preliminary Proxy Statement filed with the Securities and Exchange Commission on March 18, 2014.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

On February 28, 2014, TDS had outstanding and entitled to vote 101,595,907 Common Shares, par value $.01 per share (excluding 22,939,080 Common Shares held by TDS and 1,010,133 Common Shares held by a subsidiary of TDS), and 7,166,078 Series A Common Shares, par value $.01 per share (collectively representing a total of 108,761,985 shares of common stock); and 8,240 Preferred Shares, par value $.01 per share.

In matters other than the election of directors, each of the Preferred Shares is entitled to one vote, each of the Series A Common Shares is entitled to ten votes and each of the Common Shares is entitled to a vote per share that floats.  The total voting power of the Series A Common Shares was 71,660,780 votes at February 28, 2014 with respect to matters other than the election of directors.  The total voting power of the Common Shares was 54,690,010 votes at February 28, 2014 with respect to matters other than the election of directors.  The total voting power of all outstanding shares of all classes of capital stock was 126,359,030 votes at February 28, 2014 with respect to matters other than the election of directors, including 8,240 votes by holders of Preferred Shares.

For purposes of the following tables, percentages are calculated pursuant to SEC Rule 13d-3(d)(1).  Under such rule, shares underlying options that are currently exercisable or exercisable within 60 days after February 28, 2014, restricted stock units that become vested within 60 days after February 28, 2014 and vested phantom stock units are deemed to be outstanding for the purpose of calculating the number of shares owned and percentages of shares and voting power with respect to the person holding such options, restricted stock units or phantom stock units, but are not deemed to be outstanding for the purpose of calculating the percentages of shares or voting power of other persons.

Security Ownership of Management

The following table sets forth as of February 28, 2014, or the latest practicable date, the number of Common Shares and Series A Common Shares beneficially owned, and the percentage of the outstanding shares of each such class so owned, by each director of TDS, by each of the executive officers named below and by all directors and executive officers as a group.  As of February 28, 2014, none of the directors or executive officers of TDS beneficially owned Preferred Shares.  If a class of common stock is not indicated for an individual or group, no shares of such class are beneficially owned by such individual or group.

Name of Individual or Number of Persons in Group	Title of Class or Series	Amount and Nature of Beneficial Ownership(1)	Percent of Class or Series	Percent of Shares of Common Stock	Percent of Voting Power(2)
LeRoy T. Carlson, Jr., Walter C.D. Carlson, Letitia G. Carlson, M.D. and Prudence E. Carlson(3)	Common Shares	6,112,018	6.0%	5.6%	2.6%
	Series A Common Shares	6,790,328	94.8%	6.2%	53.7%

LeRoy T. Carlson(4)(11)	Common Shares	609,206	*	*	*
	Series A Common Shares	64,139	*	*	*

LeRoy T. Carlson, Jr.(5)(11)	Common Shares	1,941,927	1.9%	1.8%	*
	Series A Common Shares	20,744	*	*	*

Walter C.D. Carlson(6)(9)	Common Shares	31,503	*	*	*
	Series A Common Shares	1,061	*	*	*

Letitia G. Carlson, M.D.(7)(9)	Common Shares	21,883	*	*	*
	Series A Common Shares	1,146	*	*	*

Individual or Number of Persons in Group	Title of Class or Series	Amount and Nature of Beneficial Ownership(1)	Percent of Class or Series	Percent of Shares of Common Stock	Percent of Voting Power(2)
Prudence E. Carlson(8)(9)	Common Shares	53,006	*	*	*
	Series A Common Shares	195,624	2.7%	*	1.5%

Kenneth R. Meyers(11)(12)	Common Shares	653,909	*	*	*

Donald C. Nebergall(9)(10)	Common Shares	25,189	*	*	*
	Series A Common Shares	1,271	*	*	*

Herbert S. Wander(9)	Common Shares	22,141	*	*	*

George W. Off(9)	Common Shares	24,782	*	*	*

Christopher D. O’Leary(9)	Common Shares	16,111	*	*	*

Mitchell H. Saranow(9)	Common Shares	11,361	*	*	*

Clarence A. Davis(9)(13)	Common Shares	9,387	*	*	*

Gary L. Sugarman(9)	Common Shares	12,675	*	*	*

Douglas D. Shuma(11)	Common Shares	45,898	*	*	*

C. Theodore Herbert(11)	Common Shares	349,801	*	*	*

Scott H. Williamson(11)	Common Shares	555,633	*	*	*

David A. Wittwer(11)	Common Shares	457,560	*	*	*

Other executive officers(11)(14)	Common Shares	422,793	*	*	*

All directors and executive officers as a group (20 persons)(9)(11)	Common Shares	11,376,783	10.7%	10.0%	4.8
	Series A Common Shares	7,074,313	98.7%	6.5%	56.0%
________________

*	Less than 1%

(1)
The nature of beneficial ownership for shares in this column is sole voting and investment power, except as otherwise set forth in these footnotes.  Except with respect to customary brokerage agreement terms, none of the above shares are pledged as security, unless otherwise specified.  Includes shares as to which voting and/or investment power is shared, and/or shares held by spouse and/or children.

(2)	Represents the percent of voting power in matters other than the election of directors.

(3)
The shares listed are held by the persons named as trustees under the TDS Voting Trust which expires June 30, 2035, created to facilitate long-standing relationships among the trust certificate holders.  The trustees share voting and investment power.  The address of the trustees of the TDS Voting Trust in their capacities as such is c/o LeRoy T. Carlson, Jr., Telephone and Data Systems, Inc., 30 N. LaSalle St., Suite 4000, Chicago, IL 60602.  Under the terms of the TDS Voting Trust, the trustees hold and vote the Common Shares and Series A Common Shares held in the trust.  If the TDS Voting Trust were terminated, the following individuals, directly or indirectly with their spouses, would each be deemed to own beneficially more than 5% of the outstanding Series A Common Shares: LeRoy T. Carlson, Jr., Walter C.D. Carlson, Prudence E. Carlson and Letitia G. Carlson, M.D.  The above numbers of shares and percentages do not assume conversion of the Series A Common Shares because the trustees have advised TDS that the TDS Voting Trust has no current intention of converting its Series A Common Shares.

(4)
Includes 10,101 Common Shares and 64,139 Series A Common Shares held by Mr. Carlson’s wife.  Does not include 29,543 Common Shares and 36,679 Series A Common Shares held for the benefit of LeRoy T. Carlson or 192,439 Common Shares and 210,158 Series A Common Shares held for the benefit of Mr. Carlson’s wife (an aggregate of 221,982 Common Shares, or 0.2% of class, and 246,837 Series A Common Shares, or 3.4% of class) in the TDS Voting Trust described in footnote (3).

(5)
Includes 518 Common Shares and 297 Series A Common Shares held by Mr. Carlson’s wife outside of the TDS Voting Trust.  Also includes 3,768 Common Shares held by Mr. Carlson’s children and 78,943 Common Shares and 11,424 Series A Common Shares held in a trust, the beneficiaries of which include the descendants of Mr. Carlson.

Common Shares in TDS Voting Trust.  Does not include 1,820,712 Common Shares (1.8% of class) held in the TDS Voting Trust described in footnote (3) for the benefit of LeRoy T. Carlson, Jr., his spouse and/or their descendants (individually or through family partnerships, grantor retained annuity trusts, custodial arrangements and otherwise), of which (I) 419,782 Common Shares are held for the benefit of LeRoy T. Carlson, Jr., and (ii) 686,686 Common Shares (0.7% of class) are held by a family partnership for the benefit of descendants and family members of LeRoy T. Carlson and his spouse, of which LeRoy T. Carlson, Jr. is a general partner.

Series A Common Shares in TDS Voting Trust.  Does not include 1,983,685 Series A Common Shares (27.7% of class) held in the TDS Voting Trust described in footnote (3) for the benefit of LeRoy T. Carlson, Jr., his spouse and/or their descendants (individually or through family partnerships, grantor retained annuity trusts, custodial arrangements and otherwise), of which (i) 3,244 Series A Common Shares are held for the benefit of LeRoy T. Carlson, Jr., and (ii) 747,990 Series A Common Shares (10.4% of class) are held by a family partnership for the benefit of descendants and family members of LeRoy T. Carlson and his spouse, of which LeRoy T. Carlson, Jr. is a general partner.

(6)
Common Shares in TDS Voting Trust.  Does not include 1,916,712 Common Shares (1.9% of class) held in the TDS Voting Trust described in footnote (3) for the benefit of Walter C.D. Carlson, his spouse and/or their descendants (individually or through family partnerships, grantor retained annuity trusts, custodial arrangements and otherwise), of which (i) 1,102,459 Common Shares are held for the benefit of Walter C.D. Carlson, and (ii) 686,686 Common Shares (0.7% of class) are held by a family partnership for the benefit of descendants and family members of LeRoy T. Carlson and his spouse, of which Walter C.D. Carlson is a general partner.

Series A Common Shares in TDS Voting Trust.  Does not include 2,189,984 Series A Common Shares (30.6% of class) held in the TDS Voting Trust described in footnote (3) for the benefit of Walter C.D. Carlson, his spouse and/or their descendants (individually or through family partnerships, grantor retained annuity trusts, custodial arrangements and otherwise), of which (i) 602,757 Series A Common Shares are held for the benefit of Walter C.D. Carlson, and (ii) 747,990 Series A Common Shares (10.4% of class) are held by a family partnership for the benefit of descendants and family members of LeRoy T. Carlson and his spouse, of which Walter C.D. Carlson is a general partner.

(7)
Common Shares in TDS Voting Trust.  Does not include 1,841,034 Common Shares (1.8% of class) held in the TDS Voting Trust described in footnote (3) for the benefit of Letitia G. Carlson, M.D., her spouse and/or their descendants (individually or through family partnerships, grantor retained annuity trusts, custodial arrangements and otherwise), of which (i) 526,093 Common Shares are held for the benefit of Letitia G. Carlson, M.D., and (ii) 686,686 Common Shares (0.7% of class) are held by a family partnership for the benefit of descendants and family members of LeRoy T. Carlson and his spouse, of which Letitia G. Carlson, M.D. is a general partner.

Series A Common Shares in TDS Voting Trust.  Does not include 2,010,855 Series A Common Shares (28.1% of class) held in the TDS Voting Trust described in footnote (3) for the benefit of Letitia G. Carlson, M.D., her spouse and/or their descendants (individually or through family partnerships, grantor retained annuity trusts, custodial arrangements and otherwise), of which (i) 1,125,309 Series A Common Shares are held for the benefit of Letitia G. Carlson, M.D., and (ii) 747,990 Series A Common Shares (10.4% of class) are held by a family partnership for the benefit of descendants and family members of LeRoy T. Carlson and his spouse, of which Letitia G. Carlson, M.D. is a general partner.

(8)
Common Shares in TDS Voting Trust.  Does not include 1,721,706 Common Shares (1.7% of class) held in the TDS Voting Trust described in footnote (3) for the benefit of Prudence E. Carlson, her spouse and/or their descendants (individually or through family partnerships, grantor retained annuity trusts, custodial arrangements and otherwise), of which (i) 999,227 Common Shares are held for the benefit of Prudence E. Carlson, and (ii) 686,686 Common Shares (0.7% of class) are held by a family partnership for the benefit of descendants and family members of LeRoy T. Carlson and his spouse, of which Prudence E. Carlson is a general partner.

Series A Common Shares in TDS Voting Trust.  Does not include 1,872,783 Series A Common Shares (26.1% of class) held in the TDS Voting Trust described in footnote (3) for the benefit of Prudence E. Carlson, her spouse and/or their descendants (individually or through family partnerships, grantor retained annuity trusts, custodial arrangements and otherwise), of which 747,990 Series A Common Shares (10.4% of class) are held by a family partnership for the benefit of descendants and family members of LeRoy T. Carlson and his spouse, of which Prudence E. Carlson is a general partner.

(9)	Includes Common Shares earned pursuant to the Non-Employee Directors’ Plan as of February 28, 2014 that were issued in March 2014.

(10)
Does not include shares held in the TDS Voting Trust, which are included in the shares described in footnote (3), that are reported by the TDS Voting Trust: 321 Common Shares and 346 Series A Common Shares held for the benefit of Donald C. Nebergall; 1,519 Common Shares and 1,639 Series A Common Shares held for the benefit of Mr. Nebergall’s wife; 494,115 Common Shares (0.5% of class) and 533,603 Series A Common Shares (7.4% of class) held by Mr. Nebergall as trustee under trusts (“Trusts”) for the benefit of the heirs of LeRoy T. Carlson (Chairman Emeritus of TDS) and his wife, Margaret D. Carlson, which heirs include LeRoy T. Carlson, Jr. (director and President and CEO of TDS), Walter C.D. Carlson (director and non-executive Chairman of the TDS Board), Letitia G. Carlson, M.D. (director of TDS), Prudence E. Carlson (director of TDS) and/or their heirs. In addition, Mr. Nebergall holds 46 Common Shares for the Trusts outside of the TDS Voting Trust.  All shares held under the Trusts are held by Mr. Nebergall as a trustee in a fiduciary capacity, and he has no beneficial interest in such shares.  Since the creation of the Trusts, Mr. Nebergall has withdrawn $1,000 per year from each trust in compensation for his services as trustee.  These are not arrangements with or compensation from TDS or any other member of the TDS consolidated group.

(11)
Includes the following number of Common Shares that may be acquired pursuant to stock options and/or restricted stock units which are currently vested or will vest within 60 days after February 28, 2014: LeRoy T. Carlson, 361,186 shares; LeRoy T. Carlson, Jr., 1,742,518 shares; Kenneth R. Meyers, 563,742 shares; Douglas D. Shuma, 29,633 shares; C. Theodore Herbert, 257,346 shares; Scott H. Williamson, 530,670 shares; David A. Wittwer, 439,908 shares; all other executive officers as a group, 393,977 shares; and all directors and executive officers as a group, 4,318,980 shares. Includes the following number of Common Shares underlying vested phantom stock units: LeRoy T. Carlson, 133,432 shares; LeRoy T. Carlson, Jr., 56,716 shares; Kenneth R. Meyers, 24,741 shares; Douglas D. Shuma, 5,657 shares; C. Theodore Herbert, -0- shares; Scott H. Williamson, -0-shares; David A. Wittwer, -0- shares; all other executive officers as a group, -0- shares; and all directors and executive officers as a group, 220,546 shares.

(12)	Includes 1,043 Common Shares held by Mr. Meyers’ wife.

(13)
Mr. Davis is a director of the Gabelli SRI Green Fund and the Gabelli GDL Fund.  The above does not include TDS shares owned by such funds, if any.  As of the latest available information, neither the Gabelli SRI Green Fund nor the Gabelli GDL Fund owned any TDS shares.

(14)	Includes shares held by the executive officers who are not specifically identified in the above table: Peter L. Sereda, Kurt B. Thaus, and Joseph R. Hanley.

Security Ownership by Certain Beneficial Owners

In addition to persons listed in the preceding table and the footnotes thereto, the following table sets forth as of February 28, 2014 or the latest practicable date, information regarding each person who is known to TDS to own beneficially more than 5% of any class of voting securities of TDS, based on publicly available information and TDS’ stock records as of such date.  Some of the information below is based on reports filed by the below shareholders reporting TDS shares held as of December 31, 2013 and, in the absence of any SEC filings indicating otherwise, it was assumed that there was no change to such information between December 31, 2013 and February 28, 2014.

Shareholder’s Name and Address	Title of Class or Series	Amount and Nature of Beneficial Ownership(1)	Percent of Class or Series	Percent of Shares of Common Stock	Percent of Voting Power(2)
BlackRock, Inc. 40 East 52nd Street New York, NY 10022(3)	Common Shares	10,328,963	10.2%	9.5%	4.4%
GAMCO Investors, Inc. One Corporate Center Rye, NY 10580(4)	Common Shares	8,264,148	8.1%	7.6%	3.5%
State Street Corporation One Lincoln Street Boston, MA 02111(5)	Common Shares	6,945,893	6.8%	6.4%	3.0%
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355(6)	Common Shares	6,278,682	6.2%	5.8%	2.7%
 __________

(1)	The nature of beneficial ownership for shares in this column is sole voting and investment power, except as otherwise set forth in these footnotes.

(2)	Represents the percent of voting power in matters other than the election of directors.

(3)
Based on the most recent Schedule 13G (Amendment No. 5) filed with the SEC, BlackRock, Inc. and its affiliates report sole investment and voting authority with respect to an aggregate of 10,328,963 Common Shares.

(4)
Based on the most recent Schedule 13D (Amendment No. 34) filed with the SEC, GAMCO Investors, Inc. and its affiliates report sole voting authority with respect to an aggregate of 8,264,148 Common Shares, and sole investment authority with respect to an aggregate of 7,872,485 Common Shares.  See “Background of Recent Events” above.

(5)	Based on the most recent Schedule 13G filed with the SEC, State Street Corporation reports shared investment and voting authority with respect to an aggregate of 6,945,893 Common Shares.

(6)
Based on the most recent Schedule 13G filed with the SEC, The Vanguard Group reports sole voting authority with respect to 61,336 Common Shares, sole investment authority with respect to 6,224,246 Common Shares, and shared investment authority with respect to 54,436 Common Shares.

IMPORTANT

Tell your Board what you think! Your vote is important.  No matter how many Common Shares you own, please give GAMCO your proxy FOR the election of the Nominees by taking three steps:

●           SIGNING the enclosed BLUE proxy card,

●           DATING the enclosed BLUE proxy card, and

●           MAILING the enclosed BLUE proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

If any of your Common Shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such Common Shares and only upon receipt of your specific instructions.  Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet.  Please refer to the enclosed voting form for instructions on how to vote electronically.  You may also vote by signing, dating and returning the enclosed BLUE voting form.

If you have any questions or require any additional information concerning this Proxy Statement, please contact GAMCO at its address below.

GAMCO ASSET MANAGEMENT INC. ONE CORPORATE CENTER RYE, NEW YORK 10580 (800) 422-3554

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED MARCH 27, 2014

TELEPHONE AND DATA SYSTEMS, INC.

2014 ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF GAMCO ASSET MANAGEMENT INC.

THE BOARD OF DIRECTORS OF TELEPHONE AND DATA SYSTEMS, INC.
IS NOT SOLICITING THIS PROXY

P            R            O            X            Y

The undersigned appoints George Maldonado, as attorney and agent with full power of substitution to vote all Common Shares of Telephone and Data Systems, Inc. (the “Company”) which the undersigned would be entitled to vote if personally present at the 2014 Annual Meeting of Shareholders of the Company scheduled to be held at The Standard Club, 320 S. Plymouth Court, Chicago, Illinois 60604 on Thursday, May 22, 2014 at 10:00 a.m. Chicago time (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the Common Shares of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof.  If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to GAMCO Asset Management Inc. (“GAMCO”) a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, “FOR” PROPOSAL 2, “AGAINST” PROPOSAL 3, AND “ABSTAIN” ON PROPOSAL 4.

This Proxy will be valid until the completion of the Annual Meeting.  This Proxy will only be valid in connection with GAMCO’s solicitation of proxies for the Annual Meeting.

IMPORTANT:  PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[X] Please mark vote as in this example

GAMCO STRONGLY RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE NOMINEES LISTED BELOW IN PROPOSAL 1.  GAMCO RECOMMENDS A VOTE FOR PROPOSAL 2, AGAINST PROPOSAL 3, AND ABSTAIN ON PROPOSAL 4.

1. GAMCO’s proposal to elect Philip T. Blazek and Walter M. Schenker to serve as directors of the Company until the next annual meeting of shareholders.

		FOR ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES	FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW
Nominees:	Philip T. Blazek Walter M. Schenker	[ ]	[ ]	[ ]
__________
__________

GAMCO does not expect that any of the Nominees will be unable to stand for election, but, in the event that any Nominee is unable to serve or for good cause will not serve, the Common Shares represented by this proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Bylaws and applicable law.  In addition, GAMCO has reserved the right to nominate substitute person(s) if the Company makes or announces any changes to its Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Nominee, to the extent this is not prohibited under the Bylaws and applicable law.  In any such case, Common Shares represented by this proxy card will be voted for such substitute nominee(s).

There is no assurance that any of the candidates who have been nominated by the Company will serve as directors if any of our Nominees are elected.

2. Company’s proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2014.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.  Company’s proposal to approve an amendment to the Company’s 2011 Long-Term Incentive Plan and to approve the material terms of the performance goals under such plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.  Company’s proposal to approve executive compensation on an advisory basis.

☐ FOR	☐ AGAINST	☐ ABSTAIN

DATED:  ____________________________

____________________________________
(Signature)

____________________________________
(Signature, if held jointly)

____________________________________
(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN.  EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING.  PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.